UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

FUNDVANTAGE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

FUNDVANTAGE TRUST
301 Bellevue Parkway

Wilmington, DE 19809

[                    ], 2013

SPECIAL MEETING OF SHAREHOLDERS OF
LATEEF FUND
TO BE HELD ON [APRIL 23], 2013

Dear Shareholder:

A special meeting of shareholders of the Lateef Fund of FundVantage Trust (the “Trust”), will be held at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, on [April 23], 2013 at [10:00 a.m.]  The purpose of the meeting is set forth in the Notice of Special Meeting of Shareholders following this letter.  Included with this letter are the Notice, a Proxy statement and a proxy card.

We look forward to your attendance at the meeting, or to receiving your proxy card so that your shares may be voted at the meeting.  To vote, simply fill out the enclosed proxy card — be sure to sign, date and return it to us in the enclosed postage paid envelope.

Your vote is very important to us.  Accordingly, a representative of the Trust or BNY Mellon Investment Servicing may contact you [to remind you of the voting deadline].

Thank you for your response and for your continued investment with the Trust and its Funds.

Sincerely,

Joel Weiss
President
FundVantage Trust

LATEEF FUND

of

FundVantage Trust

301 Bellevue Parkway

Wilmington, DE 19809

We encourage you to read the full text of the enclosed Proxy Statement.  For your convenience we also have provided answers to frequently asked questions relating to, and a brief summary of, the proposal to be voted on by shareholders.

FREQUENTLY ASKED QUESTIONS

Q.                                   What are shareholders being asked to vote upon?

A.                                    At the meeting scheduled for [April 23], 2013, you will be asked to consider and vote on the following proposals:

(1) To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Lateef Investment Management, L.P. (“Lateef”), the investment adviser to the Fund (“New Agreement”); and

(2) To approve the retention of fees paid by the Fund to Lateef for its investment advisory services to the Fund from December 31, 2012 until the New Agreement is approved by shareholders.

Q.                                   Why am I being asked to vote on a proposed New Agreement?

A.                                    On December 31, 2012, Lateef underwent a restructuring of its ownership and management which may be deemed to have constituted a change of control, which, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), effectively terminated the investment advisory agreement between the Trust, on behalf of the Fund, and Lateef, dated August 31, 2007 (“Prior Agreement”).  As of December 31, 2012, Mr. Scott Chapman retired from Lateef and no longer served as Portfolio Manager to the Fund. As of the same date, Mr. Justus Leachman, Chief Operating Officer and Chief Compliance Officer of Lateef and a Managing Member of Lateef’s General Partner, Lateef Capital Partners, LLC, which oversees the activities of the Fund’s portfolio management team, resigned  from Lateef.  Mr. James Tarkenton, who has been a member of the team managing the Fund since 2008, and Mr. Quoc Tran, who has been a member of the team managing the Fund since its inception in 2007, will both continue to serve as Portfolio Managers to the Fund.  In addition, Mr. Sauer has served as a member of the team managing the Fund since March 2012 and has served as Portfolio Manager to the Fund effective as of December 31, 2012.

On January 31, 2013, the Board of Trustees approved the New Agreement under which Lateef will continue to serve as investment adviser to the Fund, subject to its approval by the Fund’s shareholders.  The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve the advisory agreement with an investment company’s investment adviser.  Except for the time periods covered by the agreements, there are no material differences between the New Agreement and the Prior Agreement.  The Fund’s advisory fee rate will remain unchanged.  The New Agreement will take effect immediately upon the approval of shareholders.

Q.                                   Who will manage the Fund prior to the approval of the proposed New Agreement?

A.                                    As a result of the termination of the Prior Agreement, Lateef is presently serving as investment adviser to the Fund without an advisory agreement approved by the Fund’s shareholders, as required by the 1940 Act.  Lateef continues to manage the Fund in accordance with the Fund’s investment objective and principle strategies, as disclosed in the Fund’s Prospectus.  The Trustees approved the New Agreement between the Trust, on behalf of the Fund, and Lateef at an in-person meeting held on January 31, 2013, subject to shareholder approval.  During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, Lateef will continue to provide investment advisory services to the Fund under the same terms as the Prior Agreement.  The New Agreement is identical in all material respects - including the fee rate to be paid to Lateef - to the Prior Agreement, except for the time periods covered by the agreements.

Q.                                   How does the change of control affect me?

A.                                    The change of control is not expected to have an impact on the services received by the Fund, the operations of Lateef or the fees payable by the Fund to Lateef.

Q.                                   What happens if the proposed New Agreement is not approved?

A.                                    If the shareholders of the Fund do not approve the New Agreement, the Board of Trustees will take such further action as it deems to be in the best interests of the shareholders of the Fund.

Q.                                   How does the Fund’s Board of Trustees recommend that I vote?

A.                                    After careful consideration, the Board of Trustees recommends that you vote FOR each proposal on the enclosed proxy card.

Q.                                   Whom do I call for more information?

A.                                    Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact D.F. King & Co., the Fund’s proxy solicitor, at [                    ].

YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

FUNDVANTAGE TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

LATEEF FUND

TO BE HELD ON

[                  ], 2013

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on [April 23], 2013. The proxy statement and the Fund’s annual report are available at [                          ] or by calling D.F. King & Co., the Fund’s proxy solicitor, at [                    ].

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Lateef Fund (the “Fund”), a series of FundVantage Trust (the “Trust”), will be held on [April 23], 2013 at [10:00 a.m.], Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, for the following purposes:

1.              To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Lateef Investment Management, L.P. (“Lateef”), the investment adviser to the Fund (“New Agreement”); and

2.              To approve the retention of fees paid by the Fund to Lateef for its investment advisory services to the Fund from December 31, 2012 until the New Agreement is approved by shareholders.

Shareholders of record on [February 1, 2013], are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof.  In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals.  Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest (“Shares”) of the Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote “FOR” adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” adjournment those proxies to be voted against a proposal.

The above proposals are discussed in detail in the Proxy Statement attached to this notice.  Each shareholder is invited to attend the Meeting in person.  If you cannot be present at the Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy so that the Meeting can be held without additional expense and a maximum number of Shares may be voted.

Your vote is important to us.  Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of FundVantage Trust,

Joel Weiss
President
FundVantage Trust

[                        ], 2013

IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage.  Your prompt return of the enclosed proxy card may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so.  If you need directions to the Meeting location, please contact the Fund at (866) 499-2151.

FUNDVANTAGE TRUST
301 BELLEVUE PARKWAY
WILMINGTON, DE 19809

PROXY STATEMENT

DATED [                  ], 2013

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF

LATEEF FUND

TO BE HELD ON [APRIL 23], 2013

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of FundVantage Trust (the “Trust”), on behalf of Lateef Fund (the “Fund”), a series of the Trust, for use at the special meeting of shareholders of the Fund to be held on [April 23], 2013 at [10:00 a.m.] (Eastern Time), at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, and at any adjournments or postponements thereof (the “Meeting”).  The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card were first mailed to shareholders of the Fund on or about [March 1], 2013.

PURPOSE OF MEETING

The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposals (the “Proposals”).

Proposal 1:                               To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Lateef Investment Management, L.P. (“Lateef”), the investment adviser to the Fund (“New Agreement”); and

Proposal 2:                               To approve the retention of fees paid by the Fund to Lateef for its investment advisory services to the Fund from December 31, 2012 until the New Agreement is approved by shareholders.

The persons named in the accompanying proxy will vote the number of shares of beneficial interest (“Shares”) of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposals.

Shareholders of record of the Fund as of the close of business on [February 1, 2013] (the “Record Date”) are entitled to attend and to vote at the Meeting.  As of the Record Date, the Fund has [        ] shares issued and outstanding.  Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights.  Photographic identification will be required for admission to the Meeting.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact D.F. King & Co. at [                ]. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at Lateef Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or call (866) 499-2151.

A copy of the most recent annual report for the Fund is available upon request, without charge, by writing to the Lateef Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI  02940-8029 or by calling (866) 499-2151.

PROPOSAL 1:	TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND LATEEF INVESTMENT MANAGEMENT, L.P.

Introduction:

At the Meeting, you will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Lateef Investment Management, L.P. (“Lateef”) (“New Agreement”).  Lateef has continuously served as the investment adviser to the Fund since its inception on September 6, 2007.  Your approval of the New Agreement will not change the rate at which the Fund pays advisory fees to Lateef.  The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.

Background:

On December 31, 2012, Lateef completed a transaction to restructure its management and equity ownership (the “Restructuring”).  In conjunction with the Restructuring, effective December 31, 2012, Scott Chapman retired from Lateef and, as of that date no longer serves as a portfolio manager of the Fund.  Also in conjunction with the Restructuring, Justus Leachman, former Chief Operating Officer and Chief Compliance Officer of Lateef and a Managing Member of Lateef’s General Partner, Lateef Capital Partners, LLC, which oversees the activities of the Fund’s portfolio management team, resigned from Lateef.  Under the terms of the Restructuring, Messrs. Chapman and Leachman each sold all of their ownership interest in Lateef and Lateef repurchased all of the ownership shares from a minority shareholder, Rosemont Investment Partners, LLC (“Rosemont”), as part of a pre-existing agreement with Rosemont.  These shares were purchased by new and existing owners, including the Fund’s current Portfolio Managers, and Lateef is now 100% employee owned.  More information regarding the current ownership structure and control persons of Lateef as a result of the Retructuring is included below in the section entitled “Information About Lateef.”

The Restructuring may be deemed to constitute a change of control of Lateef (the “Change of Control”), which, pursuant to relevant provisions of the 1940 Act, is considered a technical assignment and effective termination of the investment advisory agreement between the Trust, on behalf of the Fund, and Lateef, dated August 31, 2007 (“Prior Agreement”).  Consequently, the Trustees are requesting that shareholders approve the New Agreement to enable Lateef to continue serving as investment adviser to the Fund.  The Prior Agreement was last approved by shareholders immediately prior to the Fund’s commencement.

Approval of the New Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Agreement is identical in all material respects to the Prior Agreement, except that the date of its execution, effectiveness, and termination are changed.  The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement.

As a result of the termination of the Prior Agreement, Lateef is presently serving as investment adviser to the Fund without an advisory agreement approved by the Fund’s shareholders as required by the 1940 Act.  Lateef continues to manage the Fund in accordance with the Fund’s investment objective and principle strategies as disclosed in the Fund’s Prospectus.  Lateef has continued to provide uninterrupted investment advisory services to the Fund despite the termination of the Prior Agreement.

At a special in-person meeting of the Board of Trustees held on January 31, 2013, the Board reviewed the matter and approved the New Agreement, subject to shareholder approval.  A discussion of the basis for the Board’s approval of the New Agreement is included below in the section entitled “Board Consideration in Approving the New Agreement.”

COMPARISON OF THE PRIOR AGREEMENT AND NEW AGREEMENT

The New Agreement is identical to the Prior Agreement in all material aspects, except for the dates and the initial term.

SUMMARY OF THE NEW AGREEMENT

A description of the New Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General.  Subject to the supervision of the Board of Trustees, Lateef will continue to manage the Fund in accordance with the Fund’s investment objectives, restrictions and policies as stated in its Prospectus and SAI.  Lateef will (i) provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) determine from time to time which securities and other investments will be purchased, retained, or sold for the Fund, and (iii) place from time to time the orders for all purchases and sales made for the Fund.

Compensation.  For services rendered, the Fund will pay Lateef an investment advisory fee, which is accrued daily and payable monthly at the annual rate of 1.00% of the Fund’s average daily net assets under $500 million; 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.90% of the Fund’s average daily net assets of $1 billion and over.

Brokerage.  Subject to Lateef’s obligation to obtain best price and execution, Lateef has full discretion to select brokers or dealers to effect the purchase and sale of securities on behalf of the Fund.  When Lateef places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, Lateef is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly.  Lateef is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by Lateef, provided that Lateef determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or Lateef’s overall responsibilities with respect to accounts as to which Lateef exercises investment discretion.

Liability.  Lateef shall not be liable for any loss suffered by the Trust in connection with the matters to which the New Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Lateef in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement (“disabling conduct”).  The Fund will indemnify Lateef against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Lateef.

Term. The New Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term.  Thereafter, if not terminated, the New Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

Amendment.  The New Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the New Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

Termination.  Under the terms of the New Agreement, the New Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, on 60 days prior written notice to Lateef, or by Lateef at any time, without payment of any penalty, on 90 days prior written notice to the Trust.  The New Agreement will immediately terminate in the event of its assignment.

COMPENSATION

The Fund’s advisory fees will not change under the New Agreement.  For services rendered, the Fund will pay Lateef an investment advisory fee, which is accrued daily and payable monthly at the annual rate of 1.00% of the Fund’s average daily net assets under $500 million; 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.90% of the Fund’s average daily net assets of $1 billion and over.  For the fiscal year ended April 30, 2012, Lateef received $2,388,912, net of any waivers or reimbursements in advisory fees.  The total waiver and reimbursements were $832,879, which was made up of $832,879 advisory fee waiver and $0 reimbursements.

INFORMATION ABOUT LATEEF

Lateef is an investment adviser registered under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 300 Drakes Landing Road, Suite 100, Greenbrae, California 94904. Lateef was founded in 1974 and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals, corporate pension plans, charitable foundations and academic endowments. As of December 31, 2012, Lateef had approximately [$4.4 billion] in assets under management.  Lateef Capital Partners, LLC may be deemed to control Lateef by virtue of its ownership of 100% of the voting interest in Lateef.  Lateef Capital Partners, LLC is overseen by Managing Members which collectively exercise control over management and policies. The Managing Members are comprised of each of the principal executive officers of Lateef listed in the table below. The following table lists the name, principal occupation and address of the principal executive officers of Lateef:

Name	Principal Occupation	Address
Ryan Willson	Chief Executive Officer	Lateef Investment Management, L.P. 300 Drakes Landing Rd., Suite 100 Greenbrae, CA 94094

James Tarkenton	Managing Director & Portfolio Manager	Lateef Investment Management, L.P. 300 Drakes Landing Rd., Suite 100 Greenbrae, CA 94094

Quoc Tran	Managing Director & Portfolio Manager	Lateef Investment Management, L.P. 300 Drakes Landing Rd., Suite 100 Greenbrae, CA 94094

Dan Beckham	Chief Operating Officer	Lateef Investment Management, L.P. 300 Drakes Landing Rd., Suite 100 Greenbrae, CA 94094

Matthew Sauer	Managing Director & Portfolio Manager	Lateef Investment Management, L.P. 300 Drakes Landing Rd., Suite 100 Greenbrae, CA 94094

Jennifer Lavin	Managing Director	Lateef Investment Management, L.P. 300 Drakes Landing Rd., Suite 100 Greenbrae, CA 94094

Khateeb A. Lateef	Founder	Lateef Investment Management, L.P. 300 Drakes Landing Rd., Suite 100 Greenbrae, CA 94094

John Shepherd	Managing Director	Lateef Investment Management, L.P. 300 Drakes Landing Rd., Suite 100 Greenbrae, CA 94094

Lateef does not act as an investment adviser or sub-adviser to any other mutual funds.

BOARD CONSIDERATION IN APPROVING THE NEW AGREEMENT

Before considering the New Agreement, the Board of Trustees (“Trustees”), including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, requested information about the Restructuring and the resultant Change of Control.  In determining whether to approve the New Agreement, the Trustees considered information provided by Lateef in conjunction with the January 31, 2013 special in-person meeting.  At the special meeting, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the New Agreement. In determining whether to approve the New Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) investment performance information, (vii) brokerage selection procedures (including soft dollar arrangements, if any), (viii) the procedures for allocating investment opportunities between the Fund and other clients, (ix) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (x) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, (xi) compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements, and (xii) the Restructuring, the Change of Control and the impact of the resulting change of control on the services provided by Lateef. The Adviser also provided its Form ADV for the Trustees’ review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objective, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the New Agreement.

At the special in-person meeting, representatives from Lateef joined the meeting in-person and via teleconference and discussed the Restructuring and the Change of Control, including the background of and reasons for the Change of Control.  They also discussed Lateef’s history, performance, investment strategy, and compliance program in connection with the proposed New Agreement. Representatives of Lateef responded to questions from the Board.  The Board members also inquired about the plans for, and the new roles and responsibilities of, certain employees and officers of Lateef as a result of the Restructuring and Change of Control.  In connection with the Trustees’ review of the New Agreement, the representatives from Lateef emphasized that: (i) it expected that there will be no adverse changes as a result of the Change of Control in the nature, quality, or extent of services currently provided to the Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) no material adverse effects on Lateef’s financial condition; (iii) no material changes in personnel or operations are contemplated; and (iv) Lateef has no present intention to alter the expense limitations and reimbursements currently in effect for the Fund.

The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed the historical performance for the Fund, including a comparison to the Standard & Poor’s 500 Composite Stock Price Index and the Russell 3000 Index, the Fund’s benchmarks, and the Fund’s Lipper peer group, respectively, since inception to December 31, 2012 and for the one, two, three, five year periods ended December 31, 2012. The Trustees noted that the Fund outperformed the its Lipper peer group for each of the periods.  With respect to its benchmarks, the Fund outperformed its benchmarks for the all periods ended December 31, 2012.  The Trustees considered the short-term and long-term performance of the Fund. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the information provided by Lateef.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees evaluated expense comparison data for the Fund and Lateef’s similarly managed accounts and the Trustees also evaluated explanations provided by the Adviser as to differences in fees charged to the Fund and other similarly managed accounts. The Trustees concluded that the advisory fee and services provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund and that differences between fees charges to the Fund and other similarly managed accounts were warranted based on the different nature of the services.

The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the New Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively. The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as its profitability. The Trustees were provided with the most recent available financial information for Lateef.  The Trustees noted that the level of profitability of the Adviser is an important factor in providing service to the Fund, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as healthy, on-going concerns generally and, as investment adviser of the Fund, specifically. Based on the information provided, the Trustees concluded that the Adviser’s fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase as a result of “breakpoint” reductions in the advisory fee rate at specific asset levels which are reflected in the fee schedule of the New Agreement. In addition, the Trustees also considered the Adviser’s efforts to grow the Fund’s assets as economies of scale may be achieved due to the ability of the Fund to spread its fixed costs across a larger asset base.

In voting to approve the New Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the New Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the New Agreement.]

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

PROPOSAL NO. 2

TO APPROVE THE RETENTION OF FEES PAID BY THE FUND TO LATEEF FOR ITS INVESTMENT ADVISORY SERVICES TO THE FUND FROM DECEMBER 31, 2012 UNTIL THE NEW AGREEMENT IS APPROVED BY SHAREHOLDERS

You are being asked to approve the retention of fees paid by the Fund to Lateef for its investment advisory services to the Fund for the period from December 31, 2012 through the date that shareholders approve the New Agreement as contemplated in Proposal No. 1 (the “Gap Period”).  As discussed in Proposal No. 1, despite termination of the Prior Agreement, Lateef has continued to provide the Fund with uninterrupted investment advisory services.  These services include, but are not limited to, making the daily decisions regarding buying and selling specific securities for the Fund and managing the investments held by the Fund according to its investment goals and strategies.  During the Gap Period, the Fund has compensated Lateef for these services at a rate equal to 1.00% of the Fund’s average daily net assets under $500 million; 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.90% of the Fund’s average daily net assets of $1 billion and over, as contemplated by the Prior Agreement.

Lateef, relying on equitable principles, sought Board approval to avoid an unfair economic burden and retain all payments made by the Fund, and be paid all unpaid amounts, as compensation for services provided, and to be provided, during the Gap Period.  In granting their unanimous approval, the Board, which was represented by legal counsel that was independent of Lateef, who reviewed the legal issues presented to the Board, considered the nature of the continuing relationship between Lateef and the Fund, and the nature and quality of the services Lateef has performed for the Fund since its inception. The Trustees also considered that:

(i)                                   The 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

(ii)                                Should Board or shareholder approval be withheld, Lateef would likely be entitled to retain all of these payments on the grounds that it would be unjust to withhold payments for services rendered under the Prior Agreement;

(iii)                             The Fund and its shareholders have experienced no economic harm during the applicable period attributable to the terminated advisory agreement, and the amounts that were paid would have been no more than what the Fund would have paid to Lateef had the Prior Agreement not been terminated; and

(iv)                            Lateef has agreed to contribute to the costs of the Meeting as well as any legal fees that might arise.

In the event that shareholders do not approve Proposal No. 2, the Board will determine the appropriate course of action with respect to the treatment of fees paid by the Fund to Lateef during the Gap Period.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE RETENTION OF FEES PAID BY THE FUND TO LATEEF FOR ITS INVESTMENT ADVISORY SERVICES TO THE FUND FROM DECEMBER 31, 2012 UNTIL THE NEW AGREEMENT IS APPROVED BY SHAREHOLDERS

*          *          *

ADDITIONAL INFORMATION

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Distributor	Foreside Funds Distributors LLC
Custodian	The Bank of New York Mellon
Legal Counsel	Pepper Hamilton LLP

BNY Mellon Investment Servicing (US) Inc. is located at 301 Bellevue Parkway, Wilmington, DE 19809 and Foreside Funds Distributors LLC is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA  19312.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held.  The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Lateef.  In addition to solicitation by mail, representatives of Lateef, certain officers and representatives of the Trust, directors, officers and employees of BNY Mellon Investment Servicing (US) Inc., and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.  The Trust has engaged D.F. King & Co., a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.  The anticipated cost of soliciting proxies is approximately $[              ].

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person.  Photographic identification will be required for admission to the Meeting.  Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person or require additional information regarding the proxy or replacement proxy card, they may contact D.F. King & Co., the Fund’s proxy solicitor, at [                ].

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting.  Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business.  Due to the voting requirements discussed further in the following section, the Fund may have a sufficient number of votes to constitute a quorum but not have a sufficient number of votes to act on a Proposal.  In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum.  Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting.  The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholder Information

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.  As of the Record Date, the Fund had [        ] shares  issued and outstanding Shares.  As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Fund Name And Share Class	Name and Address	Total Number of Shares	Percent Ownership of Class

As of the Record Date, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.

Shareholder Proposals for Subsequent Meetings

The Trust does not hold regular annual Shareholders’ meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn:  Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, within a reasonable time before the solicitation of proxies for such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.

By Order of the Board of Trustees,

Joel Weiss
President
FundVantage Trust

Dated: [                    ], 2013

IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

EXHIBIT A

FORM OF

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of                             , between FUNDVANTAGE TRUST, a Delaware Statutory Trust (herein called the “Trust”) on behalf of the Trust’s Lateef Fund (the “Fund”), and Lateef Investment Management, L.P. (herein called the “Investment Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios, including the Fund;

WHEREAS, the Trust desires to retain the Investment Adviser to render certain investment advisory services to the Fund, and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust have approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1.                         APPOINTMENT.  The Trust hereby appoints the Investment Adviser to act as investment adviser for the Fund for the period and on the terms set forth in this Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2.                         DELIVERY OF DOCUMENTS.  The Trust has furnished or will furnish the Investment Adviser with copies of each of the following:

a.              Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

b.              Each prospectus and statement of additional information relating to any class of Shares representing interests in the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “SAI,” respectively).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.  In addition all copies of the resolutions of the Board of Trustees or amendments or supplements thereof will, upon the Investment Adviser’s request, be properly certified or authenticated.

In addition to the foregoing, the Trust will also provide the Investment Adviser with copies of the Trust’s Agreement and Declaration of Trust and By-Laws, and any registration statement or service contracts related to the Fund, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3.                         MANAGEMENT.  Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide for the management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.  The Investment Adviser will provide the services rendered by it hereunder in accordance with the Fund’s investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies.  The Investment Adviser further agrees that it will render to the Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.  The Investment Adviser agrees to provide to the Trust (or its agents and service providers) prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

SECTION 4.                         BROKERAGE.  Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities.  When the Investment Adviser places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly.  Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion.  The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients.  In no instance will the Fund’s securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees of the Trust at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the

Investment Adviser to the Fund and the Investment Adviser’s other clients, and that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term.  Further, the Investment Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to Fund securities transactions, (ii) the utilization of “soft dollar commissions” by the Fund and the Investment Adviser with respect to the Fund, and (iii) such other matters as the Board of Trustees may reasonably request.

SECTION 5.                         CONFORMITY WITH LAW; CONFIDENTIALITY.  The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder.  The Investment Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Where the Investment Adviser maybe exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Investment Adviser may comply with such request prior to obtaining the Trust’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

The Trust will treat as confidential and not disclose to third parties (other than accountants, attorneys and other service providers who have agreed to preserve the confidence of the information disclosed) all information and advice furnished by the Investment Adviser in connection with this Agreement, except as required by law or with the Investment Adviser’s consent.

SECTION 6.                         SERVICES NOT EXCLUSIVE.  The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or the Trust.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account.  The Trust acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund.  The Investment Adviser shall have no obligation to acquire for the Fund a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder.  Further, the Investment Adviser agrees that this does not constitute a waiver by the Trust of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act.  The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7.                         BOOKS AND RECORDS.  In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request.  The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 8.                         EXPENSES.  During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Fund shall bear all of its own expenses not specifically assumed by the Investment Adviser.  Expenses borne by the Fund shall include, but are not limited to, the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Trust and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Trust’s directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Trust to its directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Trust are allocated to such class.

SECTION 9.                         VOTING.  The Investment Adviser shall have the authority to vote as agent for the Trust, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Fund’s assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Trust may adopt from time to time.

SECTION 10.                  RESERVATION OF NAME.  The Investment Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Investment Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Trust shall execute and deliver any and all documents required to indicate the consent of the Trust to such use.  The Trust hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Fund, the name of the Fund will be changed to one that does not contain the names “Lateef Investment Management, L.P.” or “Lateef” or otherwise suggest an affiliation with the Investment Adviser.

SECTION 11.                  COMPENSATION. (a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Fund, the Trust will pay the Investment Adviser from the assets of the Fund and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets up to $500 million, 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion, and 0.90% of the Fund’s average daily net assets of $1 billion and over.  For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month. (b) The fee attributable to the Fund shall be satisfied only against assets of the Fund and not against the assets of any other investment portfolio of the Trust.  The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12.                  LIMITATION OF LIABILITY.  The Investment Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”).  The Fund will indemnify the Investment Adviser and each of its partners, directors, officers, employees, agents and affiliates (each, including the Investment Adviser, an “Indemnified Person”) against and hold each of them harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit to the extent not resulting from disabling conduct by the Investment Adviser.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Trust who are neither “interested persons” of the Trust nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion.  An Indemnified Person shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by that person in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act.  The Indemnified Person shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.  Any amounts payable by the Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to the Fund’s name.  The Investment Adviser shall indemnify and hold harmless the Trust and the Fund for any claims arising from the use of the terms “Lateef Investment Management, L.P.” or “Lateef” in the name of the Fund.

SECTION 13.                  DURATION AND TERMINATION.  This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Fund.  Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days’ prior written notice to the Trust.  This Agreement will immediately terminate in the event of its assignment.

SECTION 14.                  AMENDMENT OF THIS AGREEMENT.  No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until the applicable shareholders of the Fund in the manner required by the

1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 15.                  TRUST COVENANTS AND REPRESENTATIONS.  The Trust covenants and agrees that all offers and sales of the units or other interests of the Fund will be made in compliance with all applicable laws, including securities laws, and in particular will not be made by way of or in a manner that involves any misrepresentation of any material fact or any omission to state any material fact that is necessary in order to make the statement made not misleading.  The Trust has received a copy of Part II of the Investment Adviser’s current Form ADV at least 48 hours prior to its execution of this Agreement.

SECTION 16.                  MISCELLANEOUS.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

SECTION 17.                  CHANGE OF GENERAL PARTNER.  The Investment Adviser shall notify the Trust of any change in its general partner within a reasonable time after that change.

SECTION 18.                  DEFINITIONS.  As used in this Agreement, the terms “affiliated person,” “assignment,” “interested person,” “majority of the outstanding voting securities” and “principal underwriter” shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 19.                  NOTICE.  All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Investment Adviser:

Lateef Investment Management, L.P.

Attn:   Ryan F. Willson

300 Drakes Landing

Suite 100

Greenbrae, CA  94904

Fax:  (415) 461-0436

If to the Trust:

FundVantage Trust
Attn:   Joel Weiss, President
301 Bellevue Parkway

Wilmington, DE 19809
Fax:  (302) 791-2639

With copy to:

Joseph V. Del Raso, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
18th & Arch Streets
Philadelphia, PA 19103
Fax:  (215) 981-4750

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the third (3rd) business day after the date of mailing thereof.

SECTION 20.                  GOVERNING LAW.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 21.                  COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FUNDVANTAGE TRUST

By:
Name:	Joel Weiss
Title:	President

LATEEF INVESTMENT MANAGEMENT, L.P.

By:
Name:	Ryan F. Willson
Title:	Chief Executive Officer

FORM OF PROXY

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS

CALL: To vote by phone, call toll-free [insert phone number to vote by phone].
MAIL: Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [APRIL 23, 2013]

P R O X Y

FUNDVANTAGE TRUST

Lateef Fund

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints [                    ], each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of Lateef Fund, a series of FundVantage Trust, on [April 23, 2013] and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.  If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted.  The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE PROPOSALS AND ANY SUBSEQUENT PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET
Dated

	Signature(s) (Title(s), if applicable)	(Sign in the Box)

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE  █

1	To approve a new investment advisory agreement between FundVantage Trust, on behalf of Lateef Fund, and Lateef Investment Management, L.P.
	FOR	☐	AGAINST	☐	ABSTAIN	☐

2

To approve the retention of fees paid by the Lateef Fund to Lateef Investment Management, L.P. for its investment advisory services to the Fund from December 31, 2012 until the New Agreement is approved by shareholders.

	FOR	☐	AGAINST	☐	ABSTAIN	☐

PLEASE SIGN ON REVERSE SIDE